UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

Empire Resorts, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701

To the Stockholders of Empire Resorts, Inc.:

You are cordially invited to attend the special meeting (the “Meeting”) of the stockholders of Empire Resorts, Inc. (the “Company”), to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on  [__________], 2011, at [________], local time, for the following purposes:

1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as amended, to increase the Company’s authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock;

2.	To approve an amendment to the Company’s Certificate of Incorporation to eliminate the classified board provisions and provide for the annual election of all directors; and

3.	To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO INCREASE OUR AUTHORIZED CAPITAL STOCK AND “FOR” THE APPROVAL OF THE PROPOSAL TO DECLASSIFY OUR BOARD.

The Board has fixed the close of business on January 3, 2011 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.  Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Meeting or any postponement or adjournment thereof.

Please review in detail the attached notice and proxy statement, which are first being mailed to our stockholders on or about [____________].

Your vote is very important to us regardless of the number of shares you own.  Whether or not you are able to attend the Meeting in person, please follow the voting instructions on the enclosed proxy card to vote your shares.  Granting a proxy will not limit your right to vote in person if you wish to attend the Meeting and vote in person.

By Order of the Board,

Emanuel Pearlman	Robert H. Friedman
Chairman of the Board	Secretary

[____________]

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EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [__________], 2011

To the Stockholders of Empire Resorts, Inc.:

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Empire Resorts, Inc. (the “Company”) for use at the special meeting of stockholders of the Company and at all adjournments and postponements thereof (the “Meeting”).  The Meeting will be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on [__________], 2011, at [________], local time, for the following purposes:

1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as amended, to increase the Company’s authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock;

2.	To approve an amendment to the Company’s Certificate of Incorporation to eliminate the classified board provisions and provide for the annual election of all directors; and

3.	To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

THE BOARD OF DIRECTORS (THE “BOARD”) UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO INCREASE OUR AUTHORIZED CAPITAL STOCK AND “FOR” THE APPROVAL OF THE PROPOSAL TO DECLASSIFY OUR BOARD.

Holders of record of our Common Stock, Series B Preferred Stock and Series E Preferred Stock at the close of business on January 3, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight tenths (.8) of one vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of one vote.

Your vote is important, regardless of the number of shares you own.  The affirmative vote of the holders of a majority of the voting power of shares of our voting stock outstanding and entitled to vote at the Meeting, voting together as a class, is required to approve the amendments to our Certificate of Incorporation to increase our authorized capital stock and to provide for the annual election of all directors.

Even if you plan to attend the Meeting in person, we request that you follow the voting instructions on the enclosed proxy card to vote your shares, to ensure that your shares will be represented at the Meeting if you are unable to attend.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about [_______________].

By Order of the Board,

Emanuel Pearlman	Robert H. Friedman
Chairman of the Board	Secretary

[____________]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON [__________], 2011.

We are furnishing proxy materials for the Special Meeting of Stockholders to be held on [__________], 2011 on the Internet in addition to mailing paper copies of the materials to each stockholder of record on the Record Date. This Notice of Special Meeting and the enclosed Proxy Statement are available at [http://www.2011specialmeeting.empireresorts.com].

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions.  You can identify these statements from our use of the words “plan,” “forecast,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “is likely,” “will,” and similar expressions.  These forward-looking statements may include, among other things:

•	statements and assumptions relating to financial performance;

•	statements relating to the anticipated effects on results of operations or financial condition from recent or future developments or events;

•	statements relating to our capital raising activities, business and growth strategies; and

•	any other statements, projections or assumptions that are not historical facts.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements.  In addition, our past results of operations do not necessarily indicate our future results.  We discuss these and other uncertainties in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2009 and Form 10-Q for the quarters ended March 31, 2010 and September 30, 2010, as well as in any future filings we may make that may be incorporated by reference herein.  For information on the documents we are incorporating by reference and how to obtain a copy, please see the section of this proxy statement captioned “Incorporation By Reference.”  We undertake no obligation to update publicly any of these statements in light of future events.

THE SPECIAL MEETING

We are furnishing this proxy statement to you, as a stockholder of Empire Resorts, Inc., as part of the solicitation of proxies by our Board of Directors (the “Board”) for use at our Special Meeting of stockholders to be held on [___________], 2011, or any adjournment or postponement thereof (the “Meeting”).  In this proxy statement, the terms “Empire,” “Company,” “we,” “our,” “ours,” and “us” refer to Empire Resorts, Inc., a Delaware corporation, and its subsidiaries.

Date, Time, Place and Purpose of the Meeting

This proxy statement is being furnished to our stockholders in connection with the solicitation of proxies by our Board for use at the Meeting, to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on [__________], 2011, at [________], local time.  The purpose of the Meeting is:

•
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the Company’s authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock;

•	To approve an amendment to the Company’s Certificate of Incorporation to eliminate the classified board provisions and provide for the annual election of all directors; and

•	To transact such other business as may properly be brought before the Meeting or any adjournment or postponement thereof.

The Board unanimously recommends a vote “FOR” the approval of the proposal to increase our authorized capital stock and “FOR” the approval of the proposal to declassify our Board.

Record Date, Voting and Quorum

Our Board fixed the close of business on January 3, 2011, as the record date for the determination of holders of our outstanding shares entitled to notice of and to vote on all matters presented at the Meeting.  As of the record date, there were 69,576,840 shares of Common Stock, 44,258 shares of Series B Preferred Stock, and 1,730,697 shares of Series E Preferred Stock issued and outstanding and entitled to vote.  Each share of Common Stock entitles the holder thereof to one vote, each share of Series B Preferred Stock entitles the holder thereof to eight-tenths (.8) of a vote and each share of Series E Preferred Stock entitles the holder thereof to twenty-five hundredths (.25) of a vote.  Accordingly, a total of 70,044,920 votes may be cast at the Meeting.

The holders of shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock entitled to cast a majority of all votes that could be cast by the holders of all of the outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock, present in person or represented by proxy at the Meeting, constitute a quorum.

Required Vote

The affirmative vote of the holders of a majority of the voting power of shares of our voting stock outstanding and entitled to vote at the Meeting, voting as a class, is required to approve the amendments to our Certificate of Incorporation to increase our authorized capital stock and to provide for the annual election of all directors.

Treatment and Effect of Abstentions and “Broker Non-Votes”

A broker “non-vote” occurs when a nominee holding shares for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.  Brokers that do not receive instructions from the beneficial owners of shares of Common Stock being voted are not entitled to vote on any proposal at the Meeting.  Broker “non-votes” and the shares as to which a stockholder abstains are included for purposes of determining whether a quorum is present at the Meeting.  Neither an abstention nor broker “non-vote” will be considered a vote cast.  Accordingly, either an abstention or a broker “non-vote” will have the effect of a vote cast in opposition of each of the proposals to approve amendments to our Certificate of Incorporation to increase our authorized capital stock and to provide for the annual election of all directors, both of which require the approval of a majority of the voting power of shares of our voting stock outstanding and entitled to vote at the Meeting.

Voting

Stockholders may vote their shares:

•	In Person: by attending the Meeting and voting their shares in person.

•	By Mail: by completing the enclosed proxy card, signing and dating it and mailing it in the enclosed post-prepaid envelope.

Our Board is asking for your proxy.  Giving the Board your proxy means you authorize it to vote your shares at the Meeting in the manner you direct.  You may vote for or against the proposals, abstain from voting or withhold your vote for the proposals.  All valid proxies received prior to the Meeting will be voted.  All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made.  If no choice is indicated on the proxy, the shares will be voted “FOR” the approval of the proposal to increase our authorized capital stock and “FOR” the approval of the proposal to declassify our Board, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact us at (845) 807-0001.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a proxy or voting instruction from the record holder to vote their shares at the Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before it is voted.  A proxy may be revoked by filing with our Secretary (Empire Resorts, Inc., c/o Monticello Casino and Raceway, P.O. Box 5013, Route 17B, Monticello, New York 12701) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Meeting and voting in person.

Simply attending the Meeting will not constitute revocation of your proxy.  If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instruction of your broker or other nominee to revoke a previously given proxy.

Attendance at the Meeting

Only holders of Common Stock, Series B Preferred Stock and Series E Preferred Stock, their proxy holders and guests we may invite may attend the Meeting.  If you wish to attend the Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Meeting.  For example, you may bring an account statement showing that you beneficially owned shares of Empire as of the record date as acceptable proof of ownership.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company.  Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees.  We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.  If any additional solicitation of the holders of our outstanding shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.  The solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law, nor our Certificate of Incorporation nor our bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting.  Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Meeting other than the matters discussed in this proxy statement.  The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Meeting.  If other matters do properly come before the Meeting, or at any adjournment or postponement of the Meeting, we expect that shares of our Common Stock, Series B Preferred Stock and Series E Preferred Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

PROPOSAL ONE:
INCREASE IN AUTHORIZED CAPITAL

General

At a meeting on June 14, 2010, our Board unanimously voted to adopt and declared advisable an amendment to our Certificate of Incorporation increasing our authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and we are now asking you to approve this amendment.

Increasing our authorized capital requires that Article FOURTH of our Certificate of Incorporation be amended to increase the number of shares of Common Stock that we are authorized to issue.  The text of the revised Article FOURTH, marked to show the proposed deletions and insertions, is attached as Appendix A to this proxy statement. If approved, the amendment to our Certificate of Incorporation will be effective upon the filing of the Amended and Restated Certificate of Incorporation in the form attached as Appendix A with the Secretary of State of the State of Delaware.

Purpose of Increasing the Number of Authorized Shares of Capital Stock

Our Board is seeking authorization to increase the number of shares of Common Stock it is authorized to issue in order to facilitate our ability to raise additional capital to repay our indebtedness when due and support our operations. The Board believes that it is in the best interests of the Company and its stockholders to have a greater number of authorized shares of Common Stock available for issuance in connection with public or private financing opportunities, including the proposed rights offering discussed below.

The proposed increase in the number of authorized shares of common stock would provide us with a sufficient number of available shares to consummate a proposed rights offering (discussed below) and provide us with greater flexibility to issue shares for general corporate purposes.  In the proposed rights offering, we intend to distribute at no charge to the holders of our common stock and Series B Preferred Stock non-transferable subscription rights to purchase up to an aggregate of 39,606,201 shares of our common stock at a subscription price of $0.8837 per share, for up to an aggregate purchase price of approximately $35 million.  In the event that the rights offering is conducted, each stockholder will receive one subscription right for each share of our common stock owned on a yet to be determined record date and each subscription right will entitle its holder to purchase approximately 0.56975 (depending on the number of shares of our common stock and Series B Preferred Stock outstanding on the record date for the rights offering) shares of our common stock at the subscription price. The net proceeds from this rights offering would be used to repay all or a portion of our outstanding indebtedness in the aggregate principal amount of $35 million, together with interest accrued thereon, under that certain loan agreement, dated as of November 17, 2010, by and between us and our largest stockholder, Kien Huat Realty III Limited (“Kien Huat”).

We filed a registration statement with the Securities and Exchange Commission (the “Commission”) on December 29, 2010 relating to the rights offering, which registration statement is not yet effective.  Any securities offered in the rights offering, if and when commenced, may not be sold, nor may offers to buy be accepted, prior to the time a registration statement with respect thereto becomes effective.  A copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the Commission at www.sec.gov or by contacting the Company’s Secretary at (845) 807-0001.  The rights will be issued to all holders of the Company’s common stock and Series B Preferred Stock as of a record date, which has yet to be determined.  We will provide notice of the record date in the future at such time as it is determined.  This proxy statement shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state.

Other than the proposed rights offering, we have no current plans to issue shares in an exchange, merger, consolidation, acquisition or similar transaction.  Approval of the amendment to our Certificate of Incorporation to increase our authorized capital stock would in certain circumstances permit such actions to be taken without the delays and expense associated with obtaining stockholder approval at that time, except to the extent required by applicable state law or stock exchange listing requirements for the particular transaction.

Certain Risks Associated with the Increase of the Number of Authorized Shares of Common Stock

Stockholders should consider the following factors that may affect them, as well as the other information contained in this proxy statement, in evaluating the proposal to approve the amendment to our Certificate of Incorporation to increase our authorized shares of Common Stock.  The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of present stockholders.  The additional 55,000,000 shares to be authorized will be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock currently issued and outstanding.  Stockholders do not have preemptive rights to subscribe for or purchase additional shares of Common Stock.

Stockholders may face significant dilution as a result of the future issuance of Common Stock to the extent permitted under the amendment to our Certificate of Incorporation.

We are seeking to amend our Certificate of Incorporation to increase our authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, and the interests of the holders of our Common Stock could be diluted substantially as a result.  If this proposal is approved, the additional authorized shares of Common Stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board may determine without further stockholder approval, except to the extent that stockholder approval is required under certain circumstances by applicable laws, rules or regulations.  Because our Common Stock is traded on the Nasdaq Global Market, stockholder approval must generally be obtained, under applicable Nasdaq Listing Rules, prior to the issuance of shares for certain purposes, including the issuance of shares of Common Stock equal to or greater than twenty percent (20%) of our then outstanding shares of Common Stock in connection with a private financing or an acquisition or merger.  In the event that we engage in the proposed rights offering, stockholders who do not subscribe for the greatest number of shares permitted in the rights offering (excluding any oversubscription rights to which they may be entitled) will own a smaller percentage of the total shares outstanding if and to the extent other stockholders fully exercise their basic and oversubscription rights.  Moreover, any future issuance of additional authorized shares of our Common Stock could dilute future earnings per share, book value per share and voting power of existing stockholders.  Such issuance may reduce stockholders equity per share and may reduce the percentage ownership of Common Stock of existing stockholders.

Future issuances of additional shares of Common Stock may delay or prevent our acquisition by a third party.

Any future issuance of additional shares also may have an anti-takeover effect by making it more difficult to engage in a merger, tender offer, proxy contest or assumption of control of a large voting block of our Common Stock.  Our Board could impede a takeover attempt by issuing additional shares and thereby diluting the voting power of other outstanding shares and increasing the cost of a takeover.  A future issuance of additional shares of Common Stock could be made to render more difficult an attempt to obtain control of us, even if it appears to be desirable to a majority of stockholders, and it may be more difficult for our stockholders to obtain an acquisition premium for their shares or to remove incumbent management.  Although the increase in the number of authorized shares of our Common Stock may have an anti-takeover effect, the amendment to our Certificate of Incorporation has been proposed for the reasons stated above, and our Board has no present intention to use the proposed increase in the authorized shares of our Common Stock as a measure aimed at discouraging takeover efforts.

Effect of Non-Approval of the Increase in Authorized Capital Stock

If stockholder approval of the amendment to our Certificate of Incorporation to increase our authorized capital stock is not obtained, we may not be able to consummate the proposed rights offering or obtain alternative financing to repay when due our obligations under the bridge loan from Kien Huat.

Our ability to continue as a going concern is dependent upon the consummation of the proposed rights offering and/or our ability to arrange alternative financing to fulfill our obligations under the Loan Agreement, dated November 17, 2010, with Kien Huat, our largest stockholder, pursuant to which Kien Huat agreed to make, and made, a bridge loan to us in the principal amount of $35 million.  The bridge loan matures on the earlier of the consummation of the proposed rights offering and June 30, 2011.  In the event the proposed rights offering has not been completed on or before June 30, 2011, we may extend the maturity date of the bridge loan to September 20, 2011, during which time interest would accrue at a rate of 10% per annum.  If stockholder approval of the amendment to our Certificate of Incorporation to increase our authorized capital stock is not obtained, we may not have sufficient shares of authorized and unissued common stock available to consummate the proposed rights offering, which may have a material adverse affect on our liquidity and financial condition.  There can be no assurance that we will be able to obtain a source of financing on terms acceptable to us, if at all, to satisfy our indebtedness to Kien Huat under the bridge loan in the event that the rights offering is not completed.

Vote Required for Approval

Approval of the amendment to our Certificate of Incorporation to increase our authorized capital stock requires the affirmative vote of a majority of the voting power of our voting stock outstanding and entitled to vote at the Meeting, voting together as a single class.  Kien Huat, which owns approximately 50.2% of our outstanding Common Stock and just under 50% of our total voting power, has indicated to us that it will vote in favor of this proposal, even though it is not obligated to do so.  If Kien Huat does vote in favor of the proposal, as indicated, then approval of the proposal will be assured if our management and Board vote in favor, irrespective of the vote of any other stockholder.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE OUR AUTHORIZED CAPITAL STOCK.

PROPOSAL TWO:
DECLASSIFICATION OF THE BOARD

General

Our Certificate of Incorporation currently provides that our Board is divided into three classes, as nearly equal in number as possible, with one class to be elected by the stockholders every year, thereby making the term of each class of directors three years.  At a meeting on December 9, 2010, our Board unanimously voted to adopt and declared advisable an amendment to our Certificate of Incorporation to declassify the Board, thereby allowing our stockholders to vote on the election of our entire Board each year, rather than on a staggered basis as with our current classified board structure.

If this Proposal Two is approved at the meeting, our Board will become fully declassified at the 2011 Annual Meeting of Stockholders. The terms of all of our current directors will, if the declassification proposal is approved, expire at the 2011 annual meeting of stockholders, and all directors will be up for election for one-year terms at the 2011 Annual Meeting of Stockholders and at every subsequent Annual Meeting of Stockholders.  Any director chosen as a result of a newly created directorship or to fill a vacancy on the Board after the declassification proposal is approved would hold office for a term expiring at the next Annual Meeting of Stockholders. This proposal would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Declassification of the Board requires several changes to our Certificate of Incorporation.  Specifically, Article TWELFTH of our Certification of Incorporation must be amended to delete the references to the classified board structure. The text of the revised Article TWELFTH, marked to show the proposed deletions and insertions, is attached as Appendix A to this proxy statement. If approved, the amendment to our Certificate of Incorporation will be effective upon the filing of the Amended and Restated Certificate of Incorporation in the form attached as Appendix A with the Secretary of State of the State of Delaware.  In addition, if approved, the Board will make corresponding changes to the Company’s Amended and Restated Bylaws.

Reasons for the Proposal

This proposal is a result of our ongoing review of corporate governance matters by our Board. In determining whether to propose declassifying the Board to our stockholders, the Board considered the advantages and disadvantages of maintaining the current classified board structure and determined that it would be in the best interests of the Company and our stockholders to amend our Certificate of Incorporation to declassify the Board.

The Board considered the Company’s experience with a classified board structure and the advantages offered by a classified structure, such as promoting continuity and stability in the Board, encouraging a long-term perspective on the part of the directors and ensuring that a significant portion of the Board will have prior experience with the Company.

However, the Board also recognizes that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

After weighing these different considerations, the Board concluded that eliminating the classified structure to provide for the annual election of all directors would increase the Board’s accountability to stockholders by providing stockholders with a means for evaluating each director each year. Therefore, the Board unanimously approved the proposal and recommends that the stockholders approve the proposal.

Effect of Failure to Approve Proposal

If this Proposal Two is not approved, each of our current directors will continue to hold office until the expiration of his or her current term and until his successor has been elected and qualified or until his or her earlier resignation or removal.  The current term of our Class I directors (Joseph A. D’Amato and Gregg Polle) is scheduled to expire at the 2013 Annual Meeting of Stockholders, the current term of our Class II directors (Au Fook Yew and Nancy A. Palumbo) is scheduled to expire at the 2011 Annual Meeting of Stockholders, and the current term of our Class III directors (Emanuel R. Pearlman and James Simon) is scheduled to expire at the 2012 Annual Meeting of Stockholders.

Vote Required for Approval

Approval of the amendment to our Certificate of Incorporation to provide for the annual election of all directors requires the affirmative vote of a majority of the voting power of our voting stock outstanding and entitled to vote at the Meeting, voting together as a single class.  Kien Huat, which owns approximately 50.2% of our outstanding Common Stock and just under 50% of our total voting power, has indicated to us that it will vote in favor of this proposal, even though it is not obligated to do so.  If Kien Huat does vote in favor of the proposal, as indicated, then approval of the proposal will be assured if our management and Board vote in favor, irrespective of the vote of any other stockholder.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD AND PROVIDE FOR THE ANNUAL ELECTION OF ALL DIRECTORS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information concerning beneficial ownership of our capital stock outstanding at January 4, 2011 by:  (i) each stockholder known to be the beneficial owner of more than five percent of any class of our voting securities then outstanding; (ii) each of our directors and nominees to serve as director; (iii) each of our “named executive officers” as defined in Item 402(a)(3) of Regulation S-K promulgated under the Exchange Act; and (iv) our current directors and executive officers, as a group.

The information regarding beneficial ownership of our Common Stock has been presented in accordance with the rules of the Commission.  Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right.  The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days.  Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares		Percentage	Shares	Percentage	Shares	Percentage
Directors and Nominees
Au Fook Yew	32,500	(2)	*	--	--	--	--

Joseph A. D’Amato	102,000	(3)	*	--	--	--	--

Nancy Palumbo	62,083	(4)	*	--	--	--	--

Emanuel R. Pearlman	27,500	(5)	*	--	--	--	--

Gregg Polle	27,500	(6)	*	--	--	--	--

James Simon	207,020	(7)	*	--	--	--	--

Current Officers
Charles Degliomini	347,769	(8)	*	--	--	--	--

Clifford A. Ehrlich	255,000	(9)	*	--	--	--	--

Nanette L. Horner	--		--	--	--	--	--

Laurette J. Pitts	--		--	--	--	--	--

Directors and Officers as a Group	1,061,372	(10)	1.5%	--	--	--	--

Name and Address of Beneficial Owner(1)	Common Stock Beneficially Owned		Series B Preferred Stock Beneficially Owned		Series E Preferred Stock Beneficially Owned
	Shares	Percentage	Shares	Percentage	Shares	Percentage
Stockholders
Kien Huat Realty III Limited c/o Kien Huat Realty Sdn Bhd. 22nd Floor Wisma Genting Jalan Sultan Ismail 50250 Kuala Lumpur Malaysia	34,936,357		50.2%	--	--	--	--

Louis R. Cappelli c/o Cappelli Enterprises, Inc. 115 Stevens Avenue Valhalla, NY 10595	5,192,311	(11)	7.5%	--	--	--	--

Patricia Cohen 6138 S. Hampshire Ct. Windermere, FL 34786	--		--	44,258	100%	--	--

Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--		--	--	--	1,551,213	89.6%

Stanley Tollman c/o Bryanston Group, Inc. 2424 Route 52 Hopewell Junction, NY 12533	--		--	--	--	152,817	8.8%

_______________

* less than 1%

(1)
Unless otherwise indicated, the address of each stockholder, director, and executive officer listed above is Empire Resorts, Inc., c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701.

(2)
Consists of 10,000 shares of Common Stock owned directly by Au Fook Yew, options that are currently exercisable into 12,500 shares of Common Stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(3)	Consists of 2,000 shares of Common Stock owned directly by Joseph A. D’Amato and options that are currently exercisable into 100,000 shares of Common Stock.

(4)
Consists of 10,000 shares of Common Stock owned directly by Nancy Palumbo, options that are currently exercisable into 42,083 shares of Common Stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(5)
Consists of 7,500 shares of Common Stock owned directly by Emanuel R. Pearlman, options that are currently exercisable into 10,000 shares of Common Stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(6)
Consists of options that are currently exercisable into 17,500 shares of Common Stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(7)
Consists of 28,270 shares of Common Stock owned directly by James Simon, options that are currently exercisable into 168,750 shares of Common Stock and 10,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(8)	Includes 22,769 shares of Common Stock owned by Fox-Hollow Lane LLC, of which Charles Degliomini is the managing member, and options that are currently exercisable into 325,000 shares of Common Stock.

(9)	Consists of 10,000 shares of Common Stock owned directly by Clifford A. Ehrlich and options that are currently exercisable into 245,000 shares of Common Stock.

(10)
Includes options held by directors and officers of the Company that are currently exercisable into an aggregate of 920,833 shares of Common Stock and 50,000 shares of restricted stock issued pursuant to the Company’s 2005 Equity Incentive Plan which currently have voting rights but do not vest until January 3, 2012.

(11)
Based on the Amendment to Schedule 13D filed by Mr. Cappelli on December 13, 2010, Mr. Cappelli has a direct and indirect ownership interest in an aggregate of 5,192,311 shares of Common Stock, consisting of (i) 5,107,311 shares owned directly by LRC Acquisition LLC, over which Mr. Cappelli has shared voting and dispositive power, and (ii) options that are currently exercisable into 85,000 shares of Common Stock.

CHANGES IN CONTROL

As set forth in the table above, Kien Huat is the beneficial owner of 34,936,357 shares of our Common Stock, or approximately 50.2% of our outstanding Common Stock and just under 50% of our total voting power, which were issued to Kien Huat pursuant to that certain investment agreement dated as of August 19, 2009 (as amended, the “Investment Agreement”) for aggregate consideration of approximately $55 million.  Under the terms of the Investment Agreement, Kien Huat is entitled to recommend three directors whom we are required to cause to be elected or appointed to the Board, subject to the satisfaction of all legal and governance requirements regarding service as a director of the Company and to the reasonable approval of the Corporate Governance and Nominating Committee of the Board.  Kien Huat is entitled to recommend three directors for so long as it owns at least 24% of our voting power outstanding at such time, after which the number of directors whom Kien Huat will be entitled to designate for election or appointment to the Board will be reduced proportionally to Kien Huat’s percentage of ownership.  Under the Investment Agreement, for so long as Kien Huat is entitled to designate representatives to the Board, among other things, Kien Huat will have the right to nominate one of its director designees to serve as the Chairman of the Board.  In addition, until such time as Kien Huat ceases to own capital stock with at least 30% of our voting power outstanding at such time, the Board will be prohibited under the terms of the Investment Agreement from taking certain actions relating to fundamental transactions involving us and our subsidiaries and certain other matters without the affirmative vote of the directors designated by Kien Huat.

STOCKHOLDER PROPOSALS

We expect that our 2011 Annual Meeting of Stockholders will be held in May, 2011, which will be more than 30 days prior to the first anniversary of December 13, 2010, the date on which we first mailed the proxy statement for our 2010 Annual Meeting of Stockholders.  As a result and in accordance with our bylaws, for a stockholder proposal to be included in the proxy statement for our 2011 Annual Meeting of Stockholders, including a proposal for the election of a director, the proposal must have been received by us at our principal offices not later than the close of business on the later of the 90th day prior to the 2011 annual meeting or the 15th day following the day on which public announcement of the date of such meeting is first made.  If we are not notified of a stockholder proposal a reasonable time prior to the time we send our proxy statement for our 2011 annual meeting, then our Board will have discretionary authority to vote on the stockholder proposal, even though the stockholder proposal is not discussed in the proxy statement.  In order to curtail any controversy as to the date on which a stockholder proposal was received by us, it is suggested that stockholder proposals be submitted by certified mail, return receipt requested, and be addressed to Empire Resorts, Inc., c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701, Attention: Investor Relations.  Notwithstanding, the foregoing shall not affect any rights of stockholders to request inclusion of proposals in our proxy statement pursuant to Rule 14a-8 under the Exchange Act nor grant any stockholder a right to have any nominee included in our proxy statement.

INCORPORATION BY REFERENCE

The Commission allows us to “incorporate by reference” information into this proxy statement.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be part of this proxy statement.  Any statement contained in a document that is incorporated by reference into this proxy statement is automatically updated and superseded if information contained in this proxy statement, or information that we later file with the Commission, modifies or replaces the information.  We are incorporating by reference the following items in documents filed by us with the Commission:

•	Part II, Items 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2009; and

•	Part I, Items 1, 2 and 3 of our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2010, June 30, 2010 and September 30, 2010.

We will provide to each person, including any beneficial owner of our stock, to whom this proxy statement is delivered, a free copy of any or all of the information that has been incorporated by reference into this proxy statement but not delivered with this proxy statement.  Please direct your written request to: Empire Resorts, Inc. c/o Monticello Casino and Raceway, Route 17B, P.O. Box 5013, Monticello, New York 12701, Attention: Investor Relations.  A copy of the annual report on Form 10-K for the year ended December 31, 2009 and the quarterly reports on Form 10-Q are also available on the Commission’s Internet site at http://www.sec.gov and on our website at www.empireresorts.com.

OTHER MATTERS

As of the date of this proxy statement, our Board does not know of any matter that will be presented for consideration at the Meeting other than as described in this proxy statement.

Robert H. Friedman
Secretary

[____________]

APPENDIX A

FORM OF AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EMPIRE RESORTS, INC.

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

EMPIRE RESORTS, INC.

______________________________________________________

FIRST: The name of the corporation is Empire Resorts, Inc. (the “Corporation”).

SECOND: The registered office of the corporation and registered agent in the State of Delaware is to be located at 32 Loockerman Square, Suite L-100 in the City of Dover, County of Kent. The name of its registered agent is The Prentice-Mall Corporation System, Inc.

THIRD: The nature of the business, and the objects and purposes proposed to be transacted, promoted and carried on, are to do any and all things herein mentioned, as fully and to the same extent as natural persons might or could do, and in any part of the world, viz:

To do any lawful act or thing for which a corporation may be organized under the General Corporation Law of the State of Delaware (the “GCL”).

FOURTH: The total number of shares of stock that the Corporation shall have the authority to issue is ~~one hundred million (100,000,000)~~ one hundred fifty-five million (155,000,000), consisting of ~~ninety-five million (95,000,000)~~ one hundred fifty million (150,000,000) shares of Common Stock, each such share having a par value of $.01, and five million (5,000,000) shares of Preferred Stock, each such share having a par value of $.01. The Board of Directors is expressly authorized to issue Preferred Stock without stockholder approval, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series and as may be permitted by the Delaware General Corporation Law.

FIFTH: The name and mailing address of the Incorporator is:

Spencer McAdams
c/o Olshan Grundman Frome & Rosenzweig
505 Park Avenue
New York, New York 10022

SIXTH:   A.  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the directors’ duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, or (iv) for any transaction from which this director derived an improper personal benefit. If the GCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended. Any repeal or modification of this Paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.

B.   (1) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation, as a director, officer or employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the GCL as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys fees,) judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (2) of this Paragraph B with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Paragraph B shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that if the GCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity) in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Paragraph B or otherwise.

(2) If a claim under paragraph (1) of this Paragraph B is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that he claimant has not met the standards of conduct which make it permissible under the act for the Corporation to indemnify the claimant for the amount claimed but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

(3) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Paragraph B shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the certificate of incorporation, By-Laws, agreement, vote of stockholders or disinterested directors or otherwise.

(4) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the GCL.

(5) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation for the expenses incurred in defending any proceeding in advance of its final disposition, to any agent of the Corporation to the fullest extent of the provisions of this Paragraph B with respect to the indemnification and advancement of expenses of directors, officers and employees of the Corporation.

SEVENTH: In addition to any other considerations which the Board of Directors may lawfully take into account, in determining whether to take or to refrain from taking corporate action on any matter, including proposing any matter to the stockholders of the Corporation, the Board of Directors may take into account the long-term as well as short-term interests of the Corporation and its stockholders (including the possibility that these interests may be best served by the continued independence of the Corporation), the interests of creditors, customers, employees and other constituencies of the Corporation and its subsidiaries and the effect upon communities in which the Corporation and its subsidiaries do business.

EIGHTH: In furtherance and not in limitation of the powers conferred by law or in this Certificate of Incorporation, the Board of Directors (and any committee of the Board of Directors) is expressly authorized, to the extent permitted by law, to take such action or actions as the Board or such committee may determine to be reasonably necessary or desirable to (A) encourage any person to enter into negotiations with the Board of Directors and management of the Corporation with respect to any transaction which may result in a change in control of the Corporation which is proposed or initiated by such person or (B) contest or oppose any such transaction which the Board of Directors or such committee determines to be unfair, abusive or otherwise undesirable with respect to the Corporation and its business, assets or properties or the stockholders of the Corporation, including, without limitation, the adoption of plans or the issuance of rights, options, capital stock, notes, debentures or other evidences of indebtedness or other securities of the Corporation, which rights, options, capital stock, notes, evidences of indebtedness and other securities (i) may be exchangeable for or convertible into cash or other securities on such terms and conditions as may be determined by the Board or such Committee and (ii) may provide for the treatment of any holder or class of holders thereof designated by the Board of Directors or any such committee in respect of the terms, conditions, provisions and rights of such securities which is different from, and unequal to, the terms, conditions, provisions and rights applicable to all other holders thereof,

NINTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and any other provisions authorized by the laws of the state of Delaware at the time in force may be added or inserted, subject to the limitations set forth in this Certificate of Incorporation and in the manner now or hereafter provided herein by statute, and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this certificate of incorporation in its present form or as amended are granted subject to the rights reserved in this Article NINTH.

TENTH:  The stock or securities of the Corporation shall be held, and the transfer thereof shall be, subject to the provisions, conditions and requirements of the Mississippi Gaming Control Act and the Regulations promulgated thereunder until such time as the Corporation and its subsidiaries shall cease to be subject to the jurisdiction of the Mississippi Gaming Commission.

ELEVENTH: The Corporation’s Board of Directors (by a majority vote thereof) shall have the right, power and authority to adopt any new by-law and/or amend or repeal any then-existing by-law; provided, however, that the Corporation’s Board of Directors may not amend or repeal any by-law that, by its very terms, is not subject to amendment or repeal except by or upon approval of the Corporation’s stockholders or any class, series or other group or portion thereof.

TWELFTH:

A. NUMBER OF DIRECTORS. Subject to the rights, if any, of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies (the “Whole Board”).

B. ELECTION AND TERMS OF DIRECTORS. Directors shall be elected by a plurality of votes cast.~~, and the directors of this Corporation shall be divided into three classes, with respect to the time that they severally hold office, as nearly equal in number as possible, with the initial term of office of the first class of directors to expire at the 2004 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualified, the initial term of office of the second class of directors to expire at the 2005 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualified and the initial term of office of the third class of directors to expire at the 2006 annual meeting of stockholders of the Corporation and until their respective successors are elected and qualified~~. At the 2011 annual meeting of stockholders of the Corporation and thereafter each director shall be elected for a one-year term expiring at the next annual meeting of stockholders of the Corporation and until such director’s successor shall have been elected and qualified.

C. NEWLY CREATED DIRECTORSHIPS AND VACANCIES.

(1) ~~If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain or attain, if possible, the equality of the number of directors in each class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. If such equality is not possible, the increase or decrease shall be apportioned among the classes in such a way that the difference in the number of directors in any two classes shall not exceed one.~~

~~(2)~~ Subject to the rights of the holders of any series of Preferred Stock, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause (other than a vacancy resulting from removal by the stockholders, in which case such vacancy shall be filled by the stockholders) shall be filled only by a majority vote of the directors then in office, though less than a quorum, and a director so chosen shall hold office ~~for the unexpired portion of the term of the class in which such director was chosen to serve~~ until the next stockholders’ meeting at which directors are elected and until his successor is elected and qualified. No decrease in the number of authorized directors constituting the entire Board of Directors shall shorten the term of any incumbent director.

D. AMENDMENTS TO ARTICLE TWELFTH SECTION 12(B) ~~AND 12(C)(1)~~. The affirmative vote of the holders of eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with Article Twelfth Sections 12(B) ~~and 12(C)(1)~~ unless approved by at least seventy-five percent (75%) of the Whole Board. In the event that at least seventy-five percent (75%) of the Whole Board approves any such provision, then the affirmative vote of the holders of outstanding stock representing at least a majority of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with Article Twelfth Sections 12(B) ~~and 12(C)(1)~~.

E. REMOVAL. Subject to the rights of the holders of Preferred Stock, and unless this Certificate of Incorporation otherwise provides, ~~where the Board of Directors is classified as provided in GCL Section 141(d),~~ any director or the entire Board of Directors may be removed by stockholders only for cause, and the affirmative vote of eighty percent (80%) of the voting power of all of the then outstanding shares of Voting Stock, voting together as a single class, or the affirmative vote of at least a majority of the Whole Board, shall be required to effect such removal.

Internet Availability of Proxy Materials
We are furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. The enclosed Notice of Special Meeting and enclosed Proxy Statement are available at [http://www.2011specialmeeting.empireresorts.com]
Please mark your votes like this	[X]

PROXY	EMPIRE RESORTS, INC.	PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PROPOSAL TO INCREASE OUR AUTHORIZED CAPITAL STOCK AND “FOR” THE APPROVAL OF THE PROPOSAL TO DECLASSIFY OUR BOARD.

Please specify your vote by checking the box above your choice for each of the proposals.

1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), as amended, to increase the Company’s authorized capital stock from 100,000,000 shares, consisting of 95,000,000 shares of common stock, par value $0.01 per share (“Common Stock”), and 5,000,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), to a total of 155,000,000 shares, consisting of 150,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock.

	FOR [_]	AGAINST [_]	ABSTAIN [_]

2.	To approve an amendment to the Company’s Certificate of Incorporation to eliminate the classified board provisions and provide for the annual election of all directors.
	FOR [_]	AGAINST [_]	ABSTAIN [_]

â FOLD AND INSERT IN ENVELOPE PROVIDED â

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR both proposals set forth above. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournments of the Meeting.

Label Area 4” x 1 1/2”	PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

Signature	Signature	Date	, 20[__].

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

â FOLD AND READ THE REVERSE SIDE â

PROXY
EMPIRE RESORTS, INC.
c/o Monticello Casino and Raceway
Route 17B, P.O. Box 5013
Monticello, New York 12701

The undersigned hereby appoints Joseph A. D’Amato, Emanuel R. Pearlman and James Simon as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the shares of Common Stock, Series B Preferred Stock and Series E Preferred Stock of Empire Resorts, Inc. (the “Company”) held of record by the undersigned at the close of business on January 3, 2011 at the Special Meeting of Stockholders to be held at the offices of Olshan Grundman Frome Rosenzweig & Wolosky LLP, located at Park Avenue Tower, 65 East 55th Street, New York, New York 10022, on [__________], 2011, at [________], local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

(Continued, and to be marked, dated and signed, on the other side)